SECOND AMENDMENT TO
               AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
               -----------------------------------------------


     This Second Amendment to Amended and Restated Revolving Credit Agreement (this "Amendment") is made and entered into to be effective for all purposes as of March 30, 2000, by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, LICENSED LIFESTYLES, INC., a Nevada corporation, TANDY LEATHER DEALER, INC., a Texas corporation, TLC DIRECT, INC, a Texas corporation, CARGO FURNITURE, INC., a Nevada corporation, TANDYCRAFTS DE MEXICO, S.A. DE C.V., a Mexican corporation, TAC HOLDINGS, INC., a Delaware corporation, and CASUAL CONCEPTS HOLDINGS, INC., a Delaware corporation (collectively the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent").

                                  RECITALS:
                                  --------

     A. Company, Guarantors, Banks and Agent have previously executed that certain Amended and Restated Revolving Credit Agreement dated October 29, 1999, (the "Loan Agreement").

     B. Company, Guarantors, Bank and Agent have previously executed that certain First Amendment to Amended and Restated Revolving Credit Agreement dated February 14, 2000.

     C. Company and Guarantors have requested that Agent and Banks agree to amend certain covenants in the Loan Agreement, and Agent and Banks are willing to do so provided that, among other things, the Loan Agreement is amended as herein provided.

     D. The parties to this Amendment desire to modify and amend the Loan Agreement as hereinafter set forth and to enter into this Amendment.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all terms, conditions, and covenants herein set forth, Company, Guarantors, Banks and Agent hereby covenant and agree as follows:

1.   Amendments.  The Loan Agreement is hereby amended as follows:

     A)   Section 2.01(b) of the Loan Agreement is amended to read as follows:

     (b) Optional and Mandatory Reduction of Commitment. Company shall have the right, upon three (3) Business Days' prior written notice to Agent, to terminate or permanently reduce the unborrowed portion of the Total Commitment, in whole or in part (provided any partial reduction shall be in a minimum amount of $1,000,000.00 or any integral multiple thereof), effective on the first day of any calendar month hereafter. Effective September 30, 2000, the Total Commitment automatically shall reduce to an amount not to exceed $40,000,000.00. In addition, the application of net proceeds generated by the Company's sale of Sav-On, Inc. (as described in Section 7.17(c)) shall permanently reduce the Total Commitment by the amount of such net sales proceeds. Each partial reduction of the Total Commitment shall ratably reduce each Bank's Commitment.

     B) Section 5.01(r) of the Loan Agreement is hereby amended to read as follows:

     (r) Landlord's Lien Subordination Agreements. On or before April 30, 2000, Landlord's Lien Subordination Agreements, dated on or after the Closing Date but no later than April 30, 2000, duly executed by the landlord under each lease of real property where Collateral is located.

     C) Section 8.12 of the Loan Agreement is hereby amended by deleting the period following the word "business" at the end of the paragraph, inserting a coma, and adding the following new letter (e) to read as follows:

     (e) any Guaranty made for the benefit of Cargo Furniture, Inc., in an amount not to exceed $200,000.00 in the aggregate, required to be provided to ensure the timely delivery of merchandise manufactured by a U.S. supplier.

2. Conditions Precedent. The obligation of Agent and Banks to enter into this Amendment is subject to the performance of each of the following conditions precedent:

     (a) Resolutions. Agent and Banks shall have received corporate resolutions of the Board of Directors of Company, certified by the Secretary of Company, which resolutions authorize the execution, delivery and performance by Company of this Amendment and each other Loan Document. Included in such resolutions or by separate document, Agent and Banks shall receive a certificate of incumbency certified by the Secretary of Company certifying the names of each officer authorized to execute this Amendment and any other Loan Document, together with specimen signatures of such officers.

     (b) Additional Papers. Company and Guarantors shall have delivered to Agent and Banks such other documents, records, instruments, papers, opinions, and reports, as shall have been requested by Agent and Banks, to evidence the status or organization or authority of Company and of Guarantors or to evidence the payment or the securing of the Obligation, all in form satisfactory to Agent and Banks and their counsel.

     (c) Proceedings. All proceedings of Company and of Guarantors in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be satisfactory in form and substance to Agent and Banks and their counsel; and Agent and Banks shall have received copies of all documents or other evidence which Agent and Banks or their counsel may reasonably request in connection with said transactions and copies of records and all proceedings in connection therewith, all in form and substance satisfactory to Agent and Banks and their counsel.

     (d) Payment of Expenses. Company shall have reimbursed Agent and Banks for all attorneys' fees of Agent's and/or Banks' outside legal counsel incurred to the date of this Amendment in connection with the negotiation, preparation, execution, delivery, and interpretation of the Loan Agreement, the other Loan Documents, this Amendment, and any and all amendments, modifications and supplements thereof or thereto.

3. Definitions. All capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the same meaning as given to such terms in the Loan Agreement.

4. Representations and Warranties. Company represents and warrants to Agent and Banks that (a) all of the representations and warranties contained in the Loan Agreement, the Collateral Documents, and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of the date of this Amendment, (b) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Company and Guarantors, (c) no Event of Default exists under the Loan Agreement and there are no defenses, counterclaims or offsets to any of the Notes or any of the Collateral Documents, and (d) no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of Company or any Guarantor or with respect to Company's or any Guarantor's assets or properties from the facts represented in the Loan Agreement or any Collateral Document which would have a material adverse effect on the financial condition, business, or assets of Company or any Guarantor.

5. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made in this Amendment or in any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect such representations, warranties and covenants or the right of Agent and Banks to rely upon them.

6. References to Loan Agreement and Notes. The Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

7. Further Assurances. Company and Guarantors agree that at any time and from time to time, upon the request of Agent and/or Banks, Company and Guarantors will execute and deliver such further documents and do such further acts and things as Agent and/or Banks may reasonably request in order to fully effect the purposes of this Amendment and to provide for the payment of the Obligation.

8. Acknowledgment. Company and Guarantors ratify and confirm that the Loan Agreement as amended hereby, the Notes, the Collateral Documents and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, that the Collateral Documents secure the payment of the Obligation, that the collateral described in the Collateral Documents is unimpaired by this Amendment, and that the collateral described in the Collateral Documents is security for the payment and performance in full of the Obligation. By executing this Amendment, Company and Guarantors acknowledge and agree that the Loan Agreement is and shall continue to be in full force and effect and is and shall continue to be the legal, valid and binding obligation of Company and Guarantors enforceable against Company and Guarantors in accordance with its terms. The undersigned officers of Company and of Guarantors executing this Amendment represent and warrant that they have full power and authority to execute and deliver this Amendment on behalf of Company and of Guarantors, that such execution and delivery has been duly authorized by the Board of Directors of Company and each Guarantor, and that the resolutions of Company and of Guarantors previously delivered to Agent and Banks in connection with the execution and delivery of the Loan Agreement are and remain in full force and effect and have not been altered, amended or repealed in any manner.

9. Existing Loan Documents. Except as amended and modified by this Amendment, the Loan Agreement, the Notes, the Collateral Documents and all other Loan Documents shall remain in full force and effect in accordance with the terms and provisions thereof. Any reference in any of the Loan Documents to the "Amended and Restated Revolving Credit Agreement" shall be deemed to be references to the Loan Agreement as amended hereby through the date hereof. In the event of any conflict between this Amendment and the Loan Agreement, this Amendment shall control and the Loan Agreement shall be construed accordingly.

10. Counterparts. This Amendment has been executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

11. Severability. In the event any one or more of the provisions contained in the Loan Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby, and shall be enforceable in accordance with their respective terms.

12. Expenses. Company shall pay all reasonable costs incurred (whether by Agent, Banks, Company, any Guarantor or otherwise) in connection with the preparation, execution, and consummation of this Amendment and the consummation of all transactions contemplated by this Amendment.

13. Applicable Law. THIS AMENDMENT AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN FORT WORTH, TARRANT COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

14. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Banks, Company and Guarantors and their respective successors and assigns, except neither Company nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Banks.

15. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

16. No Oral Agreements. Pursuant to Section 26.02 of the Texas Business and Commerce Code the following notice is given:

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Company, Guarantors, Agent, and Banks, by and through their respective duly authorized officers or representatives, have caused this Amendment to be executed and delivered as of the date first above written.


COMPANY:                      TANDYCRAFTS, INC., a Delaware corporation


                              By:/s/ Leo C. Taylor
                                 ---------------------------------------------
                              Name: Leo C. Taylor
                              Title: Senior Vice President of Finance


GUARANTORS:                   THE DEVELOPMENT ASSOCIATION, INC.,
                              a Texas corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              SAV-ON, INC., a Texas corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              DAVID JAMES MANUFACTURING, INC.,
                              a Texas corporation

                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              PLC LEATHER COMPANY, a Nevada corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                               TANDYARTS, INC., a Nevada corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              LICENSED LIFESTYLES, INC.,
                              a Nevada corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              TANDY LEATHER DEALER, INC.,
                              a Texas corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              TLC DIRECT, INC., a Texas corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              CARGO FURNITURE, INC., a Nevada corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              TANDYCRAFTS DE MEXICO, S.A. DE C.V.,
                              a Mexican corporation


                              By:/s/ Russell L. Price
                                 ---------------------------------------------
                              Name:  Russell L. Price
                              Title:  Secretary


                              TAC HOLDINGS, INC., a Delaware corporation


                              By:/s/ Brenda Barnes
                                 ---------------------------------------------
                              Name:  Brenda Barnes
                              Title:  President


                              CASUAL CONCEPTS HOLDINGS, INC.,
                              a Delaware corporation


                              By:/s/ Lisa Thornton
                                 ---------------------------------------------
                              Name: Lisa Thornton
                              Title:  President


BANKS:                        WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION


                              By:/s/ Roger Fruendt
                                 ---------------------------------------------
                              Name: Roger Fruendt
                              Title:  Vice President


                              BANK ONE, TEXAS, NATIONAL ASSOCIATION


                              By:/s/ J. Michael Wilson
                                 ---------------------------------------------
                              Name:     J. Michael Wilson
                              Title:    Senior Vice President


AGENT:                        WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION


                              By:/s/ Roger Fruendt
                                 ---------------------------------------------
                              Name: Roger Fruendt
                              Title: Vice President